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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (date of earliest event reported): April 3, 1998




                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



        Maryland                          1-11706              52-1796339
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500

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                                    FORM 8-K


ITEM 1. Changes in Control of Registrant.

        Not applicable.

ITEM 2. Acquisition or Disposition of Assets.

        Not applicable.

ITEM 3. Bankruptcy or Receivership.

        Not applicable.

ITEM 4. Changes in Registrant's Certifying Accountant.

        Not applicable.

ITEM 5. Other Events.

        Not applicable.

ITEM 6. Resignations of Registrant's Directors.

        Not applicable.

ITEM 7. Financial Statements and Exhibits.

        (a) Financial Statements.

        Not applicable.

        (b) Pro Forma Financial Information.

     Attached hereto as Exhibit 99.1 are a pro forma condensed consolidated balance sheet (unaudited) at December 31, 1997 and pro forma condensed consolidated statement of operations (unaudited) for the year ended December 31, 1997, relating to the Company.

        (c) Exhibits.

            Exhibit
            Number
            ------

            99.1       Pro Forma Financial Information.

                       Pro forma condensed consolidated balance sheet (unaudited) at December 31, 1997 and pro forma condensed consolidated statement of operations (unaudited) for the year ended December 31, 1997, relating to the Company.

ITEM 8. Change in Fiscal Year.

        Not applicable.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  April 3, 1998



                                        CARRAMERICA REALTY CORPORATION



                                        By: /s/ Brian K. Fields
                                            ------------------------------
                                            Brian K. Fields
                                            Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit
Number
------

99.1       Pro Forma Financial Information.

           Pro forma condensed consolidated balance sheet (unaudited) at December 31, 1997 and pro forma condensed consolidated statement of operations (unaudited) for the year ended December 31, 1997, relating to the Company.